UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009
SPARTON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-1000 (Commission File Number)	38-1054690 (IRS Employer Identification No.)

2400 East Ganson Street Jackson, Michigan (Address of Principal Executive Offices)	49202 (Zip Code)
Registrant’s telephone number, including area code: (517) 787-8600
N/A

(Former Name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     Sparton Corporation, an Ohio corporation (“Sparton” or the “Company”), has engaged NachmanHaysBrownstein, Inc. (“NHB”) to assist the Company in obtaining an alternate credit facility to aid in its restructuring plan. On February 26, 2009, NHB disseminated a communication to certain prospective lenders, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The Private Securities Litigation Reform Act of 1995 reflects Congress’ determination that the disclosure of forward-looking information is desirable for investors and encourages such disclosure by providing a safe harbor for forward-looking statements by corporate management. The projections in the communication attached as Exhibit 99.1 constitute forward-looking statements within the scope of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company undertakes no obligation to publicly disclose any revisions to these forward-looking statements to reflect events or circumstances occurring subsequent to filing this Form 8-K with the Securities and Exchange Commission. These forward-looking statements are subject to risks and uncertainties. Accordingly, the Company’s future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. The Company notes that a variety of factors could cause the actual results and experience to differ materially from anticipated results or other expectations expressed in the Company’s forward-looking statements. A discussion of the Company’s risk factors has been included in Part I, Item 1A, Risk Factors and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the Company’s Form 10-K for the fiscal year ended June 30, 2008, which is incorporated herein by reference. Management cautions readers not to place undue reliance on forward-looking statements, which are subject to influence by the enumerated risk factors as well as unanticipated future events.
     The information in this current report and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.1 Communication dated February 26, 2009 disseminated by NachmanHaysBrownstein, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION
Dated: February 27, 2009	By:	/s/ Cary B. Wood
Cary B. Wood, Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

99.1	Communication dated February 26, 2009 disseminated by NachmanHaysBrownstein, Inc.